UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2012

Griffin-American Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, West Tower, Suite 200, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 270-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On January 9, 2012, we issued a press release regarding the completion of the transition of advisory and dealer manager service providers from Grubb & Ellis Company and its affiliates to a co-sponsorship arrangement with American Healthcare Investors LLC and Griffin Capital Corporation, as well as the declaration of effectiveness by the U.S. Securities and Exchange Commission, or the SEC, of our post-effective amendment to our registration statement, which includes a new prospectus. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

As we previously announced in a Current Report on Form 8-K filed with the SEC on December 13, 2011, 36 of our wholly-owned subsidiaries through which we own our properties provided notices of termination of property management agreements with Grubb & Ellis Equity Advisors, Property Management, Inc., or GEEA Property Management, subject to transition periods during which GEEA Property Management would continue to serve as property manager. In a letter dated January 5, 2012, GEEA Property Management informed us that, notwithstanding the transition periods provided for in the property management agreements, the effective date of the termination of the property management agreements would be January 7, 2012. Therefore, effective January 7, 2012, we are transitioning property management of such properties to AHI Management Services, Inc. AHI Management Services, Inc. is an affiliate of one of our co-sponsors, American Healthcare Investors LLC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Griffin-American Healthcare REIT II, Inc. Press Release dated January 9, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

January 9, 2012	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Griffin-American Healthcare REIT II, Inc. Press Release dated January 9, 2012